UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2015

Camden National Corporation (Exact name of registrant as specified in its charter)

Maine	01-28190	01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Elm Street, Camden, Maine	04843
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 236-8821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) is an amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 19, 2015 for Camden National Corporation (“Original Form 8-K”). This Form 8-K/A is being filed to correct two errors in the reported Unaudited Pro Forma Combined Consolidated Statements of Income for the Twelve Months Ended December 31, 2014 and Six Months Ended June 30, 2015, and correct one error in the reported Unaudited Pro Forma Combined Consolidated Statements of Income for the Six Months Ended June 30, 2015.

Unaudited Pro Forma Combined Consolidated Statements of Income for the Twelve Months Ended December 31, 2014 and Six Months Ended June 30, 2015: The cited errors occurred within the pro forma adjustment for "Interest on U.S. government and sponsored enterprise obligations" and "Interest on deposits".

Unaudited Pro Forma Combined Consolidated Statements of Income for the Six Months Ended June 30, 2015: The cited error occurred within the pro forma adjustment for "Amortization of intangible assets".

Additionally, the description for the "Adjustment to income tax provision" within the Footnotes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements was updated to add the leader "Reduction in income tax expense" to describe the income tax effect of the pro forma adjustments and remove the parentheses for the presented twelve and six month income statement impact.

This Form 8-K/A amends and restates in its entirety Item 9.01(b) of the Original Form 8-K. No other changes were made to the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits

 (b)    Pro Forma Financial Information.

The following unaudited pro forma financial information relating to Camden National Corporation’s acquisition of SBM Financial, Inc. are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference:

1.	Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of June 30, 2015

2.	Unaudited Pro Forma Combined Consolidated Statements of Income for the Twelve Months Ended December 31, 2014

3.	Unaudited Pro Forma Combined Consolidated Statements of Income for the Six Months Ended June 30, 2015

4.	Footnotes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements

(d)     Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma combined condensed consolidated financial statements as of June 30, 2015 and for the twelve months ended December 31, 2014 and six months ended June 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2015

CAMDEN NATIONAL CORPORATION (Registrant)

By:	/s/ DEBORAH A. JORDAN
Deborah A. Jordan Chief Operating Officer, Chief Financial Officer and Principal Financial & Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited pro forma combined condensed consolidated financial statements as of June 30, 2015 and for the twelve months ended December 31, 2014 and six months ended June 30, 2015